PROMISSORY NOTE


  $390,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: January 26, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of Three Hundred and Ninety Thousand ($390,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                 PROMISSORY NOTE


  $600,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: February 02, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of Six Hundred Thousand ($600,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                 PROMISSORY NOTE


  $510,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: February 08, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of Five Hundred and Ten Thousand ($390,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                 PROMISSORY NOTE


  $250,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: February 17, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of Two Hundred and Fifty Thousand ($250,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                PROMISSORY NOTE


  $150,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: March 01, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of One Hundred and Fifty Thousand ($150,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                PROMISSORY NOTE


  $100,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: March 06, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order H.E. CAPITAL LTD (hereinafter referred. to as the "Lender"), of Casa De Sol, MJ19 Paseo Marino, Perla Marina, Dominican Republic, the principal sum of One Hundred Thousand ($100,000) Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
H.E. CAPITAL LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                  c/s

                                PROMISSORY NOTE


  $100,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: February 09, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order of 658111 B.C. Ltd.(hereinafter referred to as the "Lender"), of 16403-87th Street Osoyoos, British Columbia, the principal sum of One Hundred Thousand ($100,000) Dollars of lawful money of the United States, together with interest at four(4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
658111 B.C.LTD.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
/s/                                                  c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                     c/s

                                PROMISSORY NOTE


  $100,000.00 (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                             Dated: February 09, 2006

            FOR VALUE RECEIVED, INGENIUM CAPITAL CORP. (hereinafter referred to as the "Borrower"), of 123 Christie Mountain Lane, Okanagan Falls, British Columbia, HEREBY PROMISES TO PAY to the order of PARADISUS INVESTMENTS CORP. (hereinafter referred to as the "Lender"), of 7 Magnolia Place, Osoyoos, British Columbia, the principal sum of One Hundred Thousand ($100,000) Dollars of lawful money of the United States, together with interest at four(4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

                   1. The Borrower will repay ON DEMAND the principal sum outstanding al the time of such demand together with interest accruing thereon at the aforesaid rate,at the offices of the Lender; and

                   1. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

TIE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.


THE CORPORATE SEAL OF
PARADISUS INVESTMENTS CORP.
was affixed hereto in the presence of:


/s/
-------------------------
Authorized Signatory
                                                    c/s
-------------------------
Authorized Signatory


THE CORPORATE SEAL OF
INGENIUM CAPITAL CORP.
was affixed hereto in the presence of:

/s/
-------------------------
Authorized Signatory

-------------------------
Authorized Signatory
                                                     c/s